KRANESHARES TRUST

KraneShares 90% KWEB Defined Outcome January 2026 ETF

(the “Fund”)

Supplement dated November 22, 2024 to the currently effective Summary Prospectus and Statutory Prospectus (the “Prospectus”), as each may be supplemented or amended

This supplement provides new and additional information beyond that contained in the Fund’s currently effective Prospectus.

This supplement should be read in conjunction with the Fund’s Prospectus, as each may be supplemented or amended.

As described in detail in the Fund’s Prospectus, the Fund’s strategy is designed to provide investors with the opportunity over a limited period of time (the “Outcome Period”) to benefit up to a certain extent (the “Cap”) from increases in the total return of the KraneShares CSI China Internet ETF (“Underlying ETF”) with only a portion of the risk (the “Buffer”). The current Outcome Period for the Fund is from February 8, 2024 to January 16, 2026.

Due to market conditions in the first year of the initial Outcome Period of the Underlying ETF, the Fund is expected to reset its current Outcome Period and extend it by another year. This is expected to occur on or about January 24, 2025. As a result, on or about January 24, 2025, the Fund would commence a new Outcome Period over the period from January 24, 2025 to January 22, 2027 and would establish a new Cap and Buffer that begins on that date. In addition, on that date, the Fund would change its name to KraneShares 90% KWEB Defined Outcome January 2027 ETF. While the exact amount of the Cap will not be known until that date, it is currently expected to be approximately the same as the Cap during the current Outcome Period for the Fund. While the Buffer is expected to be the same as the current Buffer, since it is based on the secondary market share price of the Underlying ETF, the secondary market share price at which it applies also will not be known until that date.

If the Fund does not change its current Outcome Period or decides to delay the commencement of the new Outcome Period by a significant amount of time, the Fund would provide notice to shareholders in another supplement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.